Exhibit 3.1  Articles of Incorporation

                                                          Entity #
                                                          C25494-2004
                                                          Document Number:
                                                          C25494-2004-001
                                                          Date Filed
                                                          9/22/2004
                                                          In the office of
                                                          /s/ Dean Heller
                                                          Dean Heller
                                                          Secretary of State

-------------------------------------------------------------------------------

              DEAN HELLER
              Secretary of State
/State Seal/  101 North Carson Street, Suite 3
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------


1. Name of Corporation:          Tropical PC, Inc.
   --------------------

2. Resident Agent Name and       Jorge Moreno
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       1107 E. Desert Inn #5             Las Vegas
   -------------------------     --------------------------------------------
                                 Street Address                      City

                                 NEVADA     89109
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares
   (number of shares             with par value:  75,000,000
   corporation                                    ----------
   authorized to issue)
   --------------------          Par Value per share:  $0.001
                                                       ------
                                 Number of shares
                                 without par value:   None.
                                                    --------

4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
                                 1. Jorge Moreno
                                    -----------------------------------------
                                    Name

                                    1107 E. Desert Inn #5
                                    -----------------------------------------
                                    Street Address

                                    Las Vegas            NV       89109
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)            Any lawful purpose.
    -----------------            --------------------------------------------

6. Names, Address                Jorge Moreno                /s/ Jorge Moreno
   and Signature of              ------------------------    ----------------
   Incorporator:                 Name                        Signature
   (attach additional page
   if there is more than 1       1107 E. Desert Inn #5
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 Las Vegas              NV         89109
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ Jorge Moreno                    9/22/2004
   ---------------               ----------------------------------- ----------
                                 Authorized Signature of R.A. or     Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.